                                POWER OF ATTORNEY


        WHEREAS, Cheviot Financial Corp., a federally chartered corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cheviot Savings Bank 401(k) Retirement Savings Plan on Form S-8 (the "Registration Statement"); and

        WHEREAS, the undersigned is a director of the Company;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints Thomas
J. Linneman and Scott T. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 2004.



                                               /s/ Gerhard H. Hillmann
                                               ---------------------------------
                                               Gerhard H. Hillmann
                                               Director

                                POWER OF ATTORNEY


        WHEREAS, Cheviot Financial Corp., a federally chartered corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cheviot Savings Bank 401(k) Retirement Savings Plan on Form S-8 (the "Registration Statement"); and

        WHEREAS, the undersigned is a director of the Company;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints Thomas
J. Linneman and Scott T. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 2004.



                                               /s/ Edward L. Kleemeier
                                               ---------------------------------
                                               Edward L. Kleemeier
                                               Director

                                POWER OF ATTORNEY


        WHEREAS, Cheviot Financial Corp., a federally chartered corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cheviot Savings Bank 401(k) Retirement Savings Plan on Form S-8 (the "Registration Statement"); and

        WHEREAS, the undersigned is a director of the Company;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints Thomas
J. Linneman and Scott T. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 2004.



                                               /s/ John T. Smith
                                               ---------------------------------
                                               John T. Smith
                                               Director

                                POWER OF ATTORNEY


        WHEREAS, Cheviot Financial Corp., a federally chartered corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cheviot Savings Bank 401(k) Retirement Savings Plan on Form S-8 (the "Registration Statement"); and

        WHEREAS, the undersigned is a director of the Company;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints Thomas
J. Linneman and Scott T. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 2004.



                                               /s/ Robert Thomas
                                               ---------------------------------
                                               Robert Thomas
                                               Director

                                POWER OF ATTORNEY


        WHEREAS, Cheviot Financial Corp., a federally chartered corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cheviot Savings Bank 401(k) Retirement Savings Plan on Form S-8 (the "Registration Statement"); and

        WHEREAS, the undersigned is the Executive Secretary and a director of the Company;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints Thomas
J. Linneman and Scott T. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 2004.



                                               /s/ James E. Williamson
                                               ---------------------------------
                                               James E. Williamson
                                               Director

                                POWER OF ATTORNEY


        WHEREAS, Cheviot Financial Corp., a federally chartered corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cheviot Savings Bank 401(k) Retirement Savings Plan on Form S-8 (the "Registration Statement"); and

        WHEREAS, the undersigned is the President, the Chief Executive Officer and a director of the Company;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints Thomas
J. Linneman and Scott T. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 2004.



                                           /s/ Thomas J. Linneman
                                           -------------------------------------
                                           Thomas J. Linneman
                                           President, Chief Executive Officer &
                                             Director

                                POWER OF ATTORNEY


        WHEREAS, Cheviot Financial Corp., a federally chartered corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cheviot Savings Bank 401(k) Retirement Savings Plan on Form S-8 (the "Registration Statement"); and

        WHEREAS, the undersigned is the Chief Financial Officer of the Company;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints Thomas
J. Linneman and Scott T. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of March, 2004.



                                               /s/ Scott T. Smith
                                               ---------------------------------
                                               Scott T. Smith
                                               Chief Financial Officer